TERMINATION AGREEMENT
This TERMINATION AGREEMENT (this “Termination Agreement”) is made and entered into as of May 15, 2026, by and among Cynosure Partners 2020, LP, a Delaware limited partnership, Cynosure Partners 2020 PV, LP, a Delaware limited partnership, Cynosure Partners 2020 Co-Investment, LLC, a Delaware limited liability company, Cynosure Partners III, LP, a Delaware limited partnership, and Cynosure Partners III Offshore, LP, a Cayman Islands exempted limited partnership (collectively, the “Cynosure Investors”), the Founder Investors (as defined below), and Black Rock Coffee Bar, Inc., a Texas corporation (the “Company”).
RECITALS
WHEREAS, the Cynosure Investors and the Company are parties to that certain Voting Agreement, dated as of September 11, 2025, by and among the Cynosure Investors and the Company (the “Cynosure Voting Agreement”);
WHEREAS, the Founder Investors (as defined in that certain Voting Agreement, dated as of September 11, 2025 (the “Founder Investor Voting Agreement”) and including their respective Permitted Transferees as defined in the Founder Investor Voting Agreement), by and among the Founder Investors and the Company) are required parties to terminate the Cynosure Voting Agreement pursuant to Section 2(a) and Section 3.7 thereof;
WHEREAS, Section 2(a) of the Cynosure Voting Agreement provides that the Cynosure Voting Agreement shall terminate upon the mutual written agreement of the Company, the Cynosure Investors and the Founder Investors;
WHEREAS, Section 3.7 of the Cynosure Voting Agreement provides that the Cynosure Voting Agreement may be terminated by a written instrument executed by the Cynosure Investors, the Company and the Founder Investors; and
WHEREAS, the parties hereto desire to terminate the Cynosure Voting Agreement in its entirety in accordance with Section 2(a) and Section 3.7 thereof.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Termination. The Cynosure Voting Agreement is hereby terminated in its entirety, effective as of the date hereof, and shall be of no further force or effect. All rights and obligations of the parties under the Cynosure Voting Agreement are hereby extinguished and released.
2. Governing Law. This Termination Agreement shall be governed by the internal law of the State of Texas, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Texas.

3. Counterparts. This Termination Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
4. Entire Agreement. This Termination Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first written above.
BLACK ROCK COFFEE BAR, INC.
By: /s/ Samuel J. Seiberling
Name: Samuel J. Seiberling
Title: Chief Legal Officer
CYNOSURE PARTNERS 2020, LP
a Delaware limited partnership
By: Cynosure Partners 2020 GP, LLC, its general partner
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director
CYNOSURE PARTNERS 2020 PV, LP
a Delaware limited partnership
By: Cynosure Partners 2020 GP, LLC, its general partner
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director
CYNOSURE PARTNERS 2020 CO-INVESTMENT, LLC, a Delaware limited liability company, for and on behalf of the Series A members
By: Cynosure Partners 2020 GP, LLC, its managing member
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director
CYNOSURE PARTNERS 2020 CO-INVESTMENT, LLC, a Delaware limited partnership, for and on behalf of the Series B members
By: Cynosure Partners 2020 GP, LLC, its managing member
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director

CYNOSURE PARTNERS III, LP
a Delaware limited partnership
By: Cynosure Partners III GP, LLC, its general partner
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director
CYNOSURE PARTNERS III OFFSHORE, LP
a Cayman Islands exempted limited partnership
By: Cynosure Partners III GP, LLC, its general partner
By: The Cynosure Group, LLC, its manager
By: /s/ Andrew Braithwaite
Name: Andrew Braithwaite
Title: Managing Director
VIKING CAKE FUEL, LLC
By: Viking Cake BR, LLC
Its: Member
By: /s/ Jeffrey Hernandez
Name: Jeffrey Hernandez
Title: Manager
VIKING CAKE FUEL II, LLC
By: Jeffrey R. Hernandez 2021 Trust
Its: Member
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Manager
JEFFREY R. HERNANDEZ 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer

TIFFANY S. HERNANDEZ 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer
DANIEL J. BRAND 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer
TANYA N. BRAND 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer
JACOB V. SPELLMEYER 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer
JULIET A. SPELLMEYER 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer
BRYAN D. PEREBOOM 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer

NICOLE R. PEREBOOM 2021 TRUST
By: IconTrust, LLC
Its: Trustee
By: /s/ Andrew Tatay
Name: Andrew Tatay
Title: Trust Officer